EXHIBIT 4.1

UNION FIRST MARKET BANKSHARES CORPORATION

NUMBER

SHARES

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

COMMON STOCK

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

This is to certify that

CUSIP 90662P 10 4

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $1.33 EACH OF THE COMMON STOCK OF

CERTIFICATE OF STOCK

UNION FIRST MARKET BANKSHARES CORPORATION, *transferable on the books of the Corporation by the holder hereof in person, or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.*

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
(CRANFORD, NJ)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

UNION FIRST MARKET BANKSHARES CORPORATION
CORPORATE
SEAL
VIRGINIA

SECRETARY

CHIEF EXECUTIVE OFFICER

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY [illegible]

SPECIMEN

The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of the Common Stock and the Preferred Stock, the variations in the relative rights and preferences between the shares of each series of the Preferred Stock so far as the same may have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF TRANS MIN ACT — Custodian
TEN ENT — as tenants by the entireties	(Cust) (Minor)
JT TEN — as joint tenants with right of	under Uniform Transfers to Minors
survivorship and not as tenants in common	Act
(State)

Additional abbreviations may also be used though not in the above list.

For value recevied,                     hereby sell, assign and transfer into

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                      Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

SIGNATURE(S) GUARANTEED

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C RULE 17Ad-15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.